UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2006

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

NCR Corporation (the “Company”) is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On January 17, 2006, the Company issued a press release announcing its expected fourth-quarter 2005 revenue and earnings per share amounts along with its updated forecast for 2006 earnings per share. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number Description of Exhibit

99.1	Press Release dated January 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: January 17, 2006	By:	/s/ Peter J. Bocian
Peter J. Bocian
Senior Vice President and Chief Financial Officer

Index to Exhibit

Exhibit No.	Description
99.1	Press Release dated January 17, 2006.